Exhibit 1.1

Sanchez Energy Corporation

5,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

June 12, 2014

JOHNSON RICE & COMPANY L.L.C.

As representative of the several underwriters

639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113

Ladies and Gentlemen:

Sanchez Energy Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule A hereto (the “Underwriters”), an aggregate of 5,000,000 shares (the “Firm Shares”) of its common stock, par value $0.01 per share (the “Common Stock”).  In addition, at the option of the Underwriters, the stockholders of the Company named in Schedule B (collectively, the “Selling Stockholders”), propose to sell an additional 750,000 shares (the “Optional Shares”) of Common Stock to cover over-allotments. The Firm Shares and, if and to the extent such option is exercised, the Optional Shares, are herein referred to as the “Securities.”

The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered. Johnson Rice & Company L.L.C. is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the “Representative.”

Section 1. Registration Statements. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) shelf registration statements on Form S-3 (File Nos. 333-185853 and 333-196653), including a base prospectus (together, the “Base Prospectus”), to be used in connection with the public offering and sale of the Securities.  Such registration statements, as amended, including the exhibits thereto, in the form in which they were declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B (the “Rule 430 Information”) under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), are together referred to as the “Registration Statements.”  The prospectus supplement used in connection with the offering of the Securities that omitted Rule 430 Information, together with the Base Prospectus, is herein called a “Preliminary Prospectus.” As used herein, the term “Prospectus” means the Base Prospectus, as supplemented by a prospectus supplement containing Rule 430 Information in the form first made available to the Underwriters by the Company to confirm sales of the Securities or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act.  As used herein, “Applicable Time” is 8:00 AM (Eastern time) on June 13, 2014. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the

Preliminary Prospectus, together with the information and any free writing prospectuses, if any, identified on Schedule C, and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act), identified on Schedule C and the information included as Schedule D. As used herein, the terms “Registration Statements,” “Base Prospectus,” “Time of Sale Prospectus,” “Preliminary Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein. All references in this Agreement to amendments or supplements to the Registration Statements, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statements, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statements, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System, or any successor system (collectively, “EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Securities as contemplated by Section 5(n) of this Agreement.  All references in this Agreement to financial statements and schedules and other information that are “contained,” “included” or “stated” in the Registration Statements, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statements, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be.

Section 2.                                          Purchase, Sale and Delivery of the Securities.

(a)  The Firm Shares.  The Company agrees to issue and sell to the Underwriters the Firm Shares upon the terms set forth herein.  On the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A.  The purchase price to be paid by the Underwriters to the Company for the Firm Shares shall be $33.5757 per share (reflecting underwriting discounts and commissions of 4.75% from the public offering price of $35.25 per share).

(b)  The First Closing Date.  Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Porter Hedges LLP at 1000 Main Street, Houston, Texas 77002 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. Houston time, on June 18, 2014, or such other time and date as shall be agreed upon by the Representative and the Company (the time and date of such closing are called the “First Closing Date”).

(c)  The Optional Shares; Option Closing Date.  In addition, on the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Selling Stockholders (severally and not jointly) hereby grant an option to the several Underwriters to purchase up to an aggregate of 750,000 Optional Shares from the Selling Stockholders, on a pro rata basis as to each Selling Stockholder in the amounts set forth on Schedule B, at the purchase price per share to be paid by the Underwriters for the Firm Shares.  The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares.  The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company and the Selling Stockholders, which notice may be given at any time within 30 days from the date of this Agreement.

Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the Optional Shares are to be registered and (iii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Optional Shares).  Such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date” and shall be determined by the Representative and shall not be earlier than two or later than five full business days after delivery of such notice of exercise.  If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares.  The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)  Public Offering of the Securities.  The Representative hereby advises the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Time of Sale Prospectus and the Prospectus, the Securities as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable.

(e)  Payment for the Securities.  Payment for the Firm Shares shall be made at the First Closing Date by wire transfer of immediately available funds in U.S. dollars to the order of the Company.  Payment for the Optional Shares shall be made at the First Closing Date or the applicable Option Closing Date, as the case may be, by wire transfer of immediately available funds in U.S. dollars to the order of the Selling Stockholders (or the Custodian on behalf of the Selling Stockholders).

It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of, the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. Johnson Rice & Company L.L.C., individually and not as the Representative, may (but shall not be obligated to) make pro rata payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f)  Delivery of the Securities.  The Company, through the facilities of The Depository Trust Company (“DTC”), shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Firm Shares at the First Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Selling Stockholders (severally and not jointly) shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Optional Shares to be delivered by such Selling Stockholder that the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  At least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be), the Company and/or the Selling Stockholders (severally and not jointly), as applicable shall authorize the Company’s transfer agent to arrange for the delivery of the Securities in accordance with the provisions of this Section 2(f). The Securities shall be registered as the Representative shall have requested at least one business day prior to the First Closing Date (or the applicable Option Closing Date, as the case may be). Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3.  Representations and Warranties.

The Company hereby represents, warrants and covenants to the Underwriters as follows:

(a)             Compliance with Registration Requirements.

(i) Each of the Registration Statements is a shelf registration statement that has been declared effective by the Commission.  The Company has complied with all requests of the Commission for additional or supplemental information.

(ii) The Preliminary Prospectus when filed complied, and the Prospectus when filed will comply, in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities.  The Registration Statements, and any post-effective amendment thereto, at the time it became effective and at the First Closing Date and, if applicable, as of each Option Closing Date, complied and, as amended or supplemented, if applicable, will, as of the date of such amendment or supplement, as applicable, comply in all material respects with the Securities Act and did not and, as amended or supplemented, if applicable, will not, as of the date of such amendment or supplement, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Time of Sale Prospectus, as of its date, at the First Closing Date, as of each Option Closing Date (as applicable) and at the time of each sale of the Securities in connection with the offering, will comply in all material respects with the Securities Act and does not, and at the time of each sale of the Securities in connection with the offering and at the First Closing Date and, if applicable, as of each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Underwriters will notify the Company within a reasonable time prior to any sale occurring other than at the Applicable Time.  The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statements, or any post-effective amendments thereto, or the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information provided by the Selling Stockholders or relating to the Underwriters furnished to the Company in writing by the Selling Stockholders or the Representative, as the case may be, expressly for use therein, it being understood and agreed that the only such information furnished by the (i) Selling Stockholders to the Company consists of the information described in Section 11(b) and (ii) Underwriters to the Company consists of the information described in Section 11(c) below.  There are no contracts or other documents required to be described in the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statements which have not been described or filed as required.

(iii) The Company meets, and at the time the Registration Statements were originally declared effective the Company met, the applicable requirements for use of Form S-3 under the Securities Act.

(iv) The documents incorporated or deemed to be incorporated by reference in the Preliminary Prospectus and the Prospectus (collectively, the “SEC Filings”), at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act, and, when read together with the other information in the Preliminary Prospectus and the Prospectus, at the time the Registration Statement and any amendments thereto become effective, at the First Closing Date and, if applicable, at each Option Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the facts required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(v) The Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) in connection with the offering of the Securities for purposes of Rules 164, 405 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies, or will comply, in all material respects with the requirements of the Securities Act.  Except for the free writing prospectuses, if any, identified on Schedule C, and electronic road shows, if any, furnished to the Underwriters before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any free writing prospectus.

(vi)  The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act.

(b)     No Stop Order. No stop order suspending the effectiveness of either of the Registration Statements is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

(c)      Offering Materials Furnished to the Underwriters.  The Company has delivered to the Representative conformed copies of the Registration Statements and of each consent and certificate of experts filed as a part thereof, the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectuses reviewed and consented to by the Representative, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

(d)     Distribution of Offering Material By the Company.  The Company has not distributed and will not distribute, prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2 or (ii) the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Representative, the Registration Statements or any other document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act.

(e)      Independent Accountants.  BDO USA LLP are (i) independent public or certified public accountants as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(f)       Independent Petroleum Engineers.  Ryder Scott Company, L.P., which has certified the reserve information of the Company, has represented to the Company that they are, and to the knowledge of the Company they are, independent petroleum engineers in accordance with guidelines established by the Commission.

(g)     Financial Statements.  The consolidated financial statements of the Company filed with the Commission and included or incorporated by reference in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, present fairly in all material respects the financial condition of the Company and each of the subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X of the Commission) of the Company (each, a “Subsidiary,” and together, the “Subsidiaries”) as of and at the dates indicated, and the consolidated statements of operations, stockholders’ equity and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”) applied on a consistent basis throughout the periods involved except to the extent disclosed in the notes thereto.  There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus that are not included or incorporated by reference as required.  All non-GAAP financial measures (as defined in Regulation G of the Commission) and ratios derived using non-GAAP financial measures included or incorporated by reference in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus have been presented in compliance with Item 10 of Regulation S-K of the Commission.  Except as disclosed in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, the Company and the Subsidiaries are not party to any off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.  To the knowledge of the Company, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided in the preparation of, or audited, the financial statements or other financial data included or incorporated by reference in the Registration Statements, the Preliminary Prospectus, the Prospectus and Time of Sale Prospectus.

(h)     Disclosure Controls and Procedures and Internal Accounting.  The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the earlier of the date that the Company filed its most recent annual or quarterly report with the Commission and the date of the Time of Sale Prospectus; and (iii) are effective in all material respects to perform the functions for which they were established.  The Company also maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. To the knowledge of the Company, there has been, as applicable, no (i) significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) fraud, whether or not material, that involves executive officers or other employees who have a significant role in the Company’s internal controls over financial reporting.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  There has been no change in the Company’s internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(i)        No Material Adverse Change in Business.  Except as disclosed in the Preliminary Prospectus, Prospectus or the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Prospectus, there has been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business, results of operations or prospects of the Company and its Subsidiaries, taken as a whole (the “Enterprise”), whether or not arising in the ordinary course of business (a “Material Adverse Change”); (ii) transaction which is material to the Enterprise; (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Enterprise; (iv) change in the capital stock of the Company or any Subsidiary; (v) material change in the outstanding indebtedness of the Company or any Subsidiary; or (vi) dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(j)        Good Standing of the Company and its Subsidiaries.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statements, Preliminary Prospectus, Prospectus or Time of Sale Prospectus and to enter into and perform its obligations under this Agreement.  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Change.  Each of the Subsidiaries is identified in Schedule E to this Agreement.  Each Subsidiary has been duly organized and is validly existing as a business entity (corporate or otherwise) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, and is duly qualified as a foreign business entity (corporate or otherwise) to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Change.  All of the issued and outstanding equity interests of each Subsidiary has been duly authorized and validly issued, and are fully paid and non-assessable; except as otherwise disclosed in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus or pursuant to credit facilities or indentures filed as exhibit(s) to the SEC Filings (collectively, the “Debt Instruments”), all such equity interests are or will be immediately after the time of the First Closing Date wholly owned by the Company, directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary.

(l)        Capitalization.  The authorized capital stock of the Company and the issued and outstanding capital stock of the Company are as set forth in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus under the heading “Description of Capital Stock.” The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or similar rights of any security holder of the Company.  The capital stock of the Company conforms in all material respects to the description contained in the Registration

Statements, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(m)                       Other Securities.  Except as disclosed in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no outstanding (i) securities or obligations of the Company or any Subsidiary convertible into or exchangeable for any equity interests of the Company or any Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any equity interests or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any Subsidiary to issue any equity interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

(n)     Stock Exchange Listing and Reporting Requirements.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the New York Stock Exchange (the “NYSE”) and, except as disclosed in the Registration Statements, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, and except as disclosed in the Registration Statements, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, the Company has not received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.  The Securities have been approved for listing on the NYSE, subject only to notice of official issuance.

(o)     Authorization of Agreement and Binding Effect.  The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(p)                                 Catarina Acquisition.  The board of directors of the Company (or a committee thereof) has approved resolutions authorizing execution and delivery of the Purchase and Sale Agreement relating to the Catarina acquisition, as such term is defined in the Prospectus (such agreement, the “Catarina Agreement”), and the performance of the Company’s obligations thereunder.  The Catarina Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights generally, general principles of equity (regardless of whether enforcement is sought in equity or at law) and any implied covenants of good faith and fair dealing.

(q)     Compliance with Laws.  The Company and each Subsidiary is in compliance with all laws as in effect on the date hereof applicable to the conduct of their business or operations, or applicable to their employees, except where the failure to be in compliance would not cause a Material Adverse Change.  None of the Company or any Subsidiary has received notice of any violation of any law, or any potential liability under any law, relating to the operation of its business or to its employees or to any of the assets, operations, processes, employees or products of the Company or any Subsidiary.

(r)       Authorization and Description of Securities.  The Securities to be sold by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement.  When the Company issues and delivers the Securities to be sold by it pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued, fully paid and non-assessable.  The issuance by the Company of the Securities to be sold by it is not subject to preemptive or other similar rights of any security holder of the Company.  The Company has authorized and available a sufficient number of shares of Common Stock for issuance of the Securities pursuant to this Agreement.

(s)       Absence of Defaults and Conflicts.  Neither the Company nor any Subsidiary is (i) in violation of its charter, bylaws or limited liability company agreement, as applicable, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”) except, in the case of clause (ii), for any defaults which, singularly or in the aggregate, would not result in a Material Adverse Change; and the execution, delivery and performance of this Agreement and the Catarina Agreement, the consummation of the transactions contemplated by, and the compliance by the Company with its obligations under, this Agreement and the Catarina Agreement, including the sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Time of Sale Prospectus under “Use of Proceeds,” does not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to the Agreements and Instruments except for liens, security interests or similar encumbrances under the Debt Instruments with respect to the properties to be acquired pursuant to the Catarina Agreement and for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances which, singularly or in the aggregate, would not result in a Material Adverse Change, nor will such action result in any violation of the provisions of the certificate of incorporation or bylaws of the Company, or any related constituent document of any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations, except where such violation of any applicable law, statute, rule, regulation, judgment, order, writ, or decree of any government, government instrumentality or court, domestic or foreign, would not result in a Material Adverse Change.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(t)        Absence of Labor Disputes.  No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its Subsidiaries, principal operators, contractors, suppliers or customers, which, in any such case, would result in a Material Adverse Change.  The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or such Subsidiary.

(u)     Absence of Proceedings.  Except as disclosed in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which are required to be disclosed in the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, or which could, individually or in the aggregate, result in a Material Adverse Change, or which could materially and adversely affect the properties or assets of the Enterprise or the consummation of the transactions contemplated in this Agreement and the Catarina Agreement or the performance by the Company of its obligations hereunder or thereunder.

(v)      Possession of Intellectual Property.  The Company and each Subsidiary owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business as now operated by them, except where the failure to own or possess, or have the ability to acquire on reasonable terms, such Intellectual Property would not, singularly or in the aggregate, cause a Material Adverse Change.  Neither the Company nor any Subsidiary has received any notice, and is not otherwise aware, of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any Subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Change.

(w)   Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the Catarina Agreement, or in connection with the performance by the Company of its obligations with respect to the offering or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement or the Catarina Agreement except such as have been already obtained or as may be required under the Securities Act or the regulations promulgated thereunder or state securities laws or by the NYSE or the Financial Industry Regulatory Authority (“FINRA”).

(x)      No Price Stabilization or Manipulation; Compliance with Regulation M.  Neither the Company nor any Subsidiary has taken, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Securities on the NYSE in accordance with Regulation M.

(y)     FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters, including in responses to questionnaires, by the Company, and to the knowledge of the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the filing by the Underwriters pursuant to FINRA Conduct Rule 5110 or 5121 (if applicable) is true, complete and correct.

(z)       Possession of Licenses and Permits.  The Company and each Subsidiary possess such permits, licenses, certificates, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by appropriate federal, state, local or foreign regulatory bodies necessary for the ownership of their respective assets and to conduct the business as now operated by them, except where the failure to have obtained the same would not cause a Material Adverse Change.  The Company and each Subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not singly or in the aggregate cause a Material Adverse Change.  All of the Governmental Licenses are valid and in full force and effect, except where the invalidity or the failure to be in full force and effect would not singly or in the aggregate cause a Material Adverse Change.  Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(aa)                          Reserve Report Data.  The oil and gas reserve estimates of the Company included or incorporated by reference in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus have been prepared by independent reserve engineers in accordance with Commission guidelines applied on a consistent basis throughout the periods involved, and the Company has no reason to believe that such estimates do not fairly reflect the oil and gas reserves of the Company as of the dates indicated.  Other than production of the reserves in the ordinary course of business, intervening product price fluctuations and as described in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, the Company is not aware of any facts or circumstances that would cause a Material Adverse Change in the reserves or the present value of future net cash flows therefrom as described in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus.

(bb)                          Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(cc)                            Properties.  Except (a) as otherwise set forth in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, (b) for liens, security interests and similar encumbrances under the Debt Instruments or (c) such as in the aggregate does not now cause or will in the future cause a Material Adverse Change, the Company and each Subsidiary have title to their respective properties (or in the case of the properties to be acquired pursuant to the Catarina Agreement, will have title upon the closing of the transactions contemplated thereby) as follows: (i) with respect to wells (including leasehold interests and appurtenant personal property) and non-producing oil and natural gas properties (including undeveloped locations on leases held by production and those leases not held by production), such title is good and free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions, (ii) with respect to non-producing properties in exploration prospects, such title was investigated in accordance with customary industry procedures prior to the acquisition thereof by the Company or any Subsidiary, (iii) with respect to real property other than oil and gas interests, such title is good and marketable free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions, and (iv) with respect to personal property other than that appurtenant to oil and gas interests, such title is free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions. No real property owned, leased, licensed, or used by the Company or any Subsidiary lies in an area which is, or to the knowledge of the Company will be, subject to restrictions which would prohibit, and no statements of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective ownership, leasing, licensing, exploration, development or production or use of such real property in the business of the Company or any Subsidiary as presently conducted or as the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus indicates they contemplate conducting, except as may be properly described in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus or such as in the aggregate do not now cause and will not in the future cause a Material Adverse Change.

(dd)                          Insurance.  Except as otherwise set forth in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, the Company and each Subsidiary, and their respective material properties, are insured by insurers or are self-insured against such losses and risks and in such amounts as the Company believes are adequate for the conduct of their business and as the Company believes are customary for the business in which they are engaged; all such policies of insurance insuring the Company and each Subsidiary, and their respective material properties, are in full force and effect, and the Company has no reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.  Except as otherwise set forth in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

(ee)                            Taxes.  The Company has filed on a timely basis all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not cause a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it to the extent due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or would not cause a Material Adverse Change.

(ff)    Investment Company Act.  Neither the Company nor any Subsidiary is required, and upon the sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Time of Sale Prospectus will not be required, to register as an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

(gg)                          Environmental Laws.  There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of hazardous substances or hazardous wastes by the Company or any Subsidiary (or, to the knowledge of the Company, any of its predecessors in interest), at, upon or from any of the property now or previously owned, leased or operated by the Company or any Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit that would require the Company or any Subsidiary to undertake any remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action that would not, individually or in the aggregate with all such violations and remedial actions, cause a Material Adverse Change.  Except for abandonment and similar costs incurred or to be incurred in the ordinary course of business of the Company or any Subsidiary, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto any property now or previously owned, leased or operated by the Company or any Subsidiary or into the environment surrounding such property of any hazardous substances or hazardous wastes due to or caused by the Company or any Subsidiary (or, to the knowledge of the Company, any of its predecessors in interest), except for any such spill, discharge, leak, emission, injection, escape, dumping or release that would not, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, result in a Material Adverse Change; and the terms “hazardous substances,” and “hazardous wastes” shall be construed broadly to include such terms and similar terms, all of which shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection.  Except as set forth in the Time of Sale Prospectus, neither the Company nor any Subsidiary has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(hh)                          Registration Rights.  There are no persons with registration rights or other similar rights to have any securities of the Company registered pursuant to the Registration Statements or sold in the offering contemplated by this Agreement.

(jj)                                Certain Relationships and Related Transactions.  No relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary, on the other hand, that is required to be described, incorporated by reference or included in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus and which is not so described, incorporated or included.

(kk)                            Brokers.  Neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities other than this Agreement.

(ll)                                Sarbanes-Oxley Act of 2002.  The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof now applicable to it.

(mm)                      ERISA.  The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), have been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company, and the trust forming part of each such plan that is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; each of the Company and the Subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any Subsidiary maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA),  which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or a Subsidiary is in compliance with the currently applicable provisions of ERISA, except where the failure to comply would not cause a Material Adverse Change; and neither the Company nor a Subsidiary has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Sections 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.

(nn)                          Corporate Records.  The minute books of the Company and each Subsidiary have been made available to the Underwriters and counsel for the Underwriters, and such books (i) reflect all meetings and actions of the board of directors (including each board committee) and stockholders (or analogous governing bodies or interest holders) of the Company and the Subsidiaries since the time of its respective organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(oo)                          Margin Securities.  Neither the Company nor any Subsidiary owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(pp)                          Forward-Looking Statements.  Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(qq)                          FINRA Affiliations.  To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater securityholders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statements were initially filed with the Commission, except as disclosed in the Registration Statements (excluding the exhibits thereto), the Preliminary Prospectuses and the Prospectus.

(rr)                              Transfer Taxes.  There are no transfer taxes or other similar fees or charges under federal law or the laws of any state or any political subdivision thereof, required to be paid by the Company in connection with the execution and delivery of this Agreement.

(ss)                                  Certain Regulatory Matters.

(i) Foreign Corrupt Practices Act. Neither the Company, any officer of the Company, nor, to the knowledge of the Company, any officer, director, agent or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(ii) Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(iii) OFAC. Neither the Company, any officer of the Company, nor, to the knowledge of the Company, any director, agent or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(iv) Bank Secrecy Act; Money Laundering; Patriot Act. Neither the Company, nor any officer of the Company, nor, to the Company’s knowledge, any director has violated: (a) the Bank Secrecy Act, as amended, (b) the Money Laundering Laws or (c) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law or any successor law.

(tt)                                XBRL.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statements fairly presents in all material respects the information called for and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.

Any certificate signed by any officer of the Company that is delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

Section 4.                                          Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder severally, and not jointly, represents and warrants, with respect to itself or himself (as the case may be), as follows:

(a)                                 Authorization and Binding Effect.  Each Selling Stockholder has the requisite right, power and authority to execute and deliver this Agreement and the Custody Agreement between such Selling Stockholder and the Company’s transfer agent, as custodian (the “Custodian”), relating to the deposit of the Securities to be sold by such Selling Stockholder (the “Custody Agreement”) and to perform its obligations hereunder and thereunder, except as enforcement may be limited by bankruptcy, insolvency or other laws or court decisions relating to or affecting creditor’s rights generally and by general equitable principles (whether considered in a proceeding of law or in equity), and except to the extent that enforcement of the indemnification and contribution obligations provided for herein may be limited by federal or state securities laws or the public policies underlying such laws.  All action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the Custody Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly taken.

(b)                                 Ownership of Securities.  The Selling Stockholder is the record and beneficial owner of the Securities to be sold by it free and clear of all liens, encumbrances, and claims and, as applicable, has duly endorsed such Securities in blank, and, assuming that the Underwriters acquire their interest in such Securities without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)), the Underwriters, by purchasing such Securities delivered on the First Closing Date or Option Closing Date, as the case may be, by making payment therefor as provided herein, and having such Securities credited to the securities account or accounts of the Underwriters maintained with DTC or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against the Underwriters with respect to such Securities.

(c)                                  Title to Securities to be Sold.  The Selling Stockholder has, and on the First Closing Date or Option Closing Date, as the case may be, will have, good and valid title to all of the Securities to be sold by it on such date and the legal right and power to sell, transfer and deliver all of the Securities to be sold by it and to comply with its other obligations hereunder and thereunder.

(d)                                 No Price Stabilization or Manipulation; Compliance with Regulation M.  The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate any provision of Regulation M.

(e)                                  Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required by the Selling Stockholder for the performance by the Selling Stockholder of its obligations hereunder, or in connection with the performance by the Selling Stockholder of its obligations with respect to the offering or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement except such as have been already obtained or as may be required under the Securities Act or the regulations promulgated thereunder, state securities laws or by FINRA or the NYSE.  The sale of the Securities to be sold by the Selling Stockholder does not, to the knowledge of the Selling Stockholder, violate any of the Company’s internal policies regarding the sale of shares of Common Stock by affiliates.

(f)                                   Absence of Defaults or Conflicts.  Neither the sale of the Securities nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder nor the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under the charter, by-laws or similar organizational documents of the Selling Stockholder, if the Selling Stockholder is not a natural person, or the terms of any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Selling Stockholder is a party or bound, or result in the violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

(g)                                  Selling Stockholder Information.  In respect of any statements in or omissions from the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with the preparation thereof, such information does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such statements not misleading.

(h)                                 No Registration or Other Similar Rights.  The Selling Stockholder (i) does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statements or included in the offering contemplated by this Agreement except to the extent exercised and so included or hereby waived or to the extent disclosed in the Company’s public filings under the Securities Act or the Exchange Act, (ii) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Securities that are to be sold by the Company to the Underwriters pursuant to this Agreement, except for such rights as the Selling Stockholder has waived prior to the date hereof and as have been described in the Registration Statements and Time of Sale Prospectus and (iii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those, in each instance, described in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus.

(i)                                     No Transfer Taxes or Other Fees.  There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Selling Stockholder in connection with the execution and delivery of this Agreement or the sale by the Selling Stockholder of the Securities.  There are no contracts, agreements or understandings between the Selling Stockholder and any person that could give rise to a claim against the Selling Stockholder or the Underwriters for a brokerage commission, finder’s fee or other like payment.

(j)                                    Distribution of Offering Materials by the Selling Stockholder.  The Selling Stockholder has not distributed and will not distribute, prior to the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Registration Statements, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus.

(k)                                 No Undisclosed Material Information.  The sale of Securities by the Selling Stockholder has not been prompted by any material information regarding the Company or any Subsidiary that has come to the attention of the Selling Stockholder and is not set forth in the Prospectus, Preliminary Prospectus and Time of Sale Prospectus.

Any certificate signed by any Selling Stockholder, or an officer thereof, that is delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

Section 5.                                          Additional Covenants of the Company.  The Company further covenants and agrees with the Underwriters as follows:

(a)  Delivery of Time of Sale Prospectus and Prospectus.  Upon request, the Company shall furnish to the Underwriters, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 5(e) or Section 5(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto as the Underwriters may reasonably request.

(b)     Representative’s Review of Proposed Amendments and Supplements.  Prior to amending or supplementing the Registration Statements, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement without the consent of the Representative, and shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)      Free Writing Prospectuses.  The Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by or referred to by, the Company and the Company shall not file, use or refer to any proposed free writing prospectus, or any amendment or supplement thereto, without the consent of the Representative (which consent shall not be unreasonably withheld). The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Securities (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by or referred to by, the Company conflicted or would conflict with the information contained in the Registration Statements or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the consent of the Representative (which consent shall not be unreasonably withheld).

(d)     Filing of Underwriters Free Writing Prospectuses.  The Company shall not take any action that would result in the Underwriters or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

(e)      Amendments and Supplements to Time of Sale Prospectus.  If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statements, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 5(b) and 5(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statements, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law, including the Securities Act.

(f)       Securities Act Compliance.  After the date of this Agreement the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statements or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statements becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statements or any post-effective amendment thereto or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange or automated quotation system upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 433, 430B and 430C, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rules 424(b) or 433 were received in a timely manner by the Commission.

(g)  Amendments and Supplements to the Prospectus and Other Securities Act Matters.  If the delivery of a Prospectus is required at any time after the date hereof and if at such time any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Section 5(b) and 5(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law, including the Securities Act.  Neither the consent of the Underwriters to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 5(b) or (c).

(h)  Blue Sky Compliance.  The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(i)  Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Prospectus.

(j)  Transfer Agent.  The Company shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(k)  Earnings Statement.  As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(l)  Periodic Reporting Obligations.  The Company, during the period when the Prospectus is required to be delivered under the Securities Act, shall file, on a timely basis, with the Commission and, where required, the NYSE, all reports and documents required to be filed under the Exchange Act.

(m)  Listing.  The Company will use commercially reasonable efforts to maintain the inclusion and quotation of the Common Stock, including the Securities, on the NYSE, unless and until such security is listed on another exchange or automated quotation system of at least comparable reputation.

(n)  Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet.  The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representative an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Securities.  As used herein, the term “electronic Prospectus” means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriters, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Securities; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time).  The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in each of the Registration Statements at the time that it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(o)  Agreement Not to Offer or Sell Additional Shares of Common Stock.  During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus (the “Lock-up Period”), the Company will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Securities); provided, however, that the Company may (i) issue shares of Common Stock or options to purchase shares of its Common Stock, or shares of Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus or any amendment to or replacement of such plan, (ii) issue shares of Common Stock or securities convertible into or exercisable for shares of Common Stock as consideration in a merger or other acquisition (provided that any recipient of such securities agrees to be bound by the foregoing restrictions for the remainder of the Lock-up Period) and (iii) file one or more registration statements either (x) on Form S-8 or amendments thereto relating to the issuance of shares of Common Stock or the issuance and exercise of options to purchase shares of Common Stock granted under the employee benefit plans of the Company existing on the date of the Prospectus or any amendment to or replacement of such plan or a universal “shelf” registration statement on Form S-3 or amendments thereto relating to the issuance of Company securities (so long as no Company securities subject to this Section are offered or issued prior to expiration of the Lock-up Period) or (y) to which the Representative has consented, such consent not to be unreasonably withheld, in connection with the Company’s entrance into a definitive agreement relating to an acquisition.  Notwithstanding the foregoing, if at any time during the Lock-up Period the Company ceases to be an “emerging growth company,” as defined in Section 2(a) of the Securities Act, and if (A) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, except that such extension will not apply if, (A) within three business days prior to the expiration of the Lock-up Period, the Company delivers to the Representative a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Common Stock is an “actively traded security” (as defined in Regulation M) and (B) that the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by NASD Rule 2711(f)(4) of the FINRA Manual.  The Company will provide the Representative with prior notice of any such announcement that gives rise to an extension of the restricted period.

(p)  Investment Limitation.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities, in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(q)   Press Releases.  Prior to the First Closing Date and any Option Closing Date, as the case may be, except as may be required by law, the Company shall not issue any press release or other communication directly or indirectly and shall not hold any press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Securities, without the Representative’s prior consent (such consent not to be unreasonably withheld).

(r)   No Stabilization or Manipulation; Compliance with Regulation M.  Prior to the completion of the distribution of the Securities, the Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.  Prior to the completion of the distribution of the Securities, if the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Securities or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Representative (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

Section 6.                                          Covenants of the Selling Stockholders.

(a)                                 Agreement Not to Offer or Sell Additional Shares of Common Stock.  Each of the Selling Stockholders agrees that it will not, without the prior written consent of the Underwriters (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by such Selling Stockholder, or publicly announce such Selling Stockholder’s intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the last day of the Lock-up Period.  The foregoing sentence shall not apply to (1) the Securities to be sold hereunder; (2) a transfer by such Selling Stockholder to an affiliate, provided that such affiliate agrees in writing to be bound for the remainder of the Lock-up Period; (3) to bona fide gifts, provided the recipient thereof agrees in writing to be bound for the remainder of the Lock-Up Period; (4) dispositions to any trust for the direct or indirect benefit of the Selling Stockholder and/or the immediate family of the Selling Stockholder, provided that such trust agrees in writing to be bound for the remainder of the Lock-Up Period; (5) to the pledge of any shares of Common Stock or other securities to secure loans to such persons or entities in connection with any financing transaction to which such persons or entities are parties, provided that such securities may not be sold or disposed of in connection with the exercise by the lender of any remedies as a secured party until the expiration of the Lock-Up Period; (6) to distributions to members, stockholders or partners provided that the recipient of such Shares or other securities agrees to be bound for the remainder of the Lock-Up Period; or (7) in connection with the vesting of any shares of Common Stock or other securities issued under restricted stock awards (including a disposition of shares of Common Stock to satisfy tax withholding obligations upon vesting) or the exercise of options (provided that any such securities received upon exercise shall be subject to the provisions of this section for the remainder of the Lock-Up Period).  Notwithstanding the foregoing, if at any time during the Lock-up Period the Company ceases to be an “emerging growth company,” as defined in Section 2(a) of the Securities Act, and if (A) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, except that such extension will not apply if, (A) within three business days prior to the expiration of the Lock-up Period, the Company delivers to the Representative a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Common Stock is an “actively traded security” (as defined in Regulation M) and (B) that the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by NASD Rule 2711(f)(4) of the FINRA Manual.  The previous sentence shall not apply to a broker dealer or its dealer affiliates acting in the ordinary course of their business as such, acting as an agent of its customers.

(b)  No Stabilization or Manipulation; Compliance with Regulation M.  Prior to the completion of the distribution of the Securities, each of the Selling Stockholders agrees that it will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise, and each of the Selling Stockholders will, and shall cause each of their affiliates to, comply with all applicable provisions of Regulation M.  Prior to the completion of the distribution of the Securities, if the limitations of Rule 102 do not apply with respect to the Securities or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Underwriters (or, if later, at the time stated in the notice), each of the Selling Stockholders will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(c)  Delivery of Form W-9.  Prior to the Option Closing Date, each of the Selling Stockholders shall deliver to the Representative a properly completed and executed United States Treasury Department Form W-9.

(d)  Free Writing Prospectuses.  The Selling Stockholder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any free writing prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Securities.

Section 7.                                          Payment of Expenses.  The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the

Company’s transfer agent, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statements, the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus and any free writing prospectus prepared by or on behalf of, used by or referred to by, the Company, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees and reasonable attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representative, preparing and printing a blue sky survey or memorandum and a “Canadian wrap,” and any supplements thereto, advising the Underwriters of such qualifications, registrations, determinations and exemptions, (vii) the filing fees incident to FINRA’s review and approval of the Underwriters’ participation in the offering and distribution of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations and, with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and the Company’s share of the cost of any aircraft chartered in connection with the road show, (ix)  the fees and expenses associated with listing the Securities on the NYSE, and (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statements.  Except as provided in this Section 7 or Section 10, Section 11 and Section 12 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

The Selling Stockholders further agree to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and of the Custodian which shall be paid out of the Selling Stockholders’ portion of the proceeds from the Offering; and (ii) fees and expenses of other advisors for such Selling Stockholders.

Section 8.                                          Covenant of the Underwriters.  Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Underwriters that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriters.

Section 9.                                          Conditions of the Obligations of the Underwriters.  The obligations of the Underwriters to purchase and pay for the Firm Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, the Firm Closing Date or each Option Closing Date, as applicable, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders set forth in Sections 3 and 4 hereof, as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of the First Closing Date and each Option Closing Date, as applicable, as though then made, to the timely performance by the Company and the Selling Stockholders of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a)                                 Comfort Letters.  On the date hereof, the Representative shall have received from:

1.                               BDO USA LLP, independent certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, (i) containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to AU Section 634 of the Interim Accounting Standards of the PCAOB (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information included or incorporated by reference in the Registration Statements, the Preliminary Prospectus, the Time of Sale Prospectus and the Prospectus, and (ii) confirming that they are (A) independent public or certified public accountants as required by the Securities Act, the Exchange Act and the PCAOB and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X; and

2.                                Ryder Scott Company, L.P., a letter effective as of the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, stating the conclusions and findings of such firm with respect to the oil and natural gas reserves of the Company.

(b)                                 Compliance with Registration Requirements; No Stop Order; No Objection from FINRA.  For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Shares, each Option Closing Date:

i.                                    the Company shall have filed the Prospectus with the Commission (including the Rule 430 Information previously omitted from the Registration Statements) in the manner and within the time period required by Rule 424(b) under the Securities Act;

ii.                                 no stop order suspending the effectiveness of the Registration Statements or any post-effective amendment to the Registration Statements, shall be in effect and no proceedings for such purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission; and

iii.                                  FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c)                                  No Material Adverse Change or Ratings Agency Change.  For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Shares, each Option Closing Date there shall not have occurred, except as contemplated by the Registration Statements, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, any Material Adverse Change and there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d)                                 Opinion of Counsel for the Company.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Akin Gump Strauss Hauer & Feld LLP, substantially in the form attached as Exhibit A, as counsel for the Company, dated as of such Closing Date.

(e)                                  Opinion of Counsel to the Company.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Alfredo Gutierrez, substantially in the form attached as Exhibit B, as counsel for the Company, dated as of such Closing Date.

(f)                                   Opinion of Counsel for the Selling Stockholders.  On the Option Closing Date, the Representative shall have received the opinion of Akin Gump Strauss Hauer & Feld LLP, substantially in the form of Exhibit C, as counsel for the Selling Stockholders, dated as of such Option Closing Date.

(g)                                  Opinion of Counsel for the Underwriters.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Porter Hedges LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, dated as of such Closing Date.

(g)                                  Officers’ Certificate.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received a written certificate executed by the Chief Executive Officer and President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections (b) (other than subclause (iii) thereof) and (c) of this Section 9, and further to the effect that:

i.                  the representations and warranties of the Company set forth in Section 3 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

ii.               the Company has complied with all the agreements and covenants hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

Each of Akin Gump Strauss Hauer & Feld LLP, counsel for the Company and the Selling Stockholders, and Porter Hedges LLP, counsel for the Underwriters, shall be entitled to rely upon the certificate as required to be delivered by the Company’s officers under this Section 9 in connection with any opinions delivered by such counsels to the Underwriters.

(h)                                 Selling Stockholder Certificates.  On each Option Closing Date, if any, the Representative shall have received a written certificate executed by each Selling Stockholder, or if the Selling Stockholder is not a natural person, by an authorized officer of each Selling Stockholder, dated as of such date, to the effect that:

i.                               the representations and warranties of such Selling Stockholder set forth in Section 4 of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such date;

ii.                            such Selling Stockholder has complied with all the agreements and covenants hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

Each of Akin Gump Strauss Hauer & Feld LLP, counsel for the Company and the Selling Stockholders, and Porter Hedges LLP, counsel for the Underwriters, shall be entitled to rely upon the certificate as required to be delivered by Selling Stockholders under this Section 9 in connection with any opinions delivered by such counsels to the Underwriters.

(i)                                     Bring-down Comfort Letters.  On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received from:

i.                            BDO USA LLP, independent certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a)(1) of this Section 9, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and

ii.                        Ryder Scott Company, L.P., a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a)(2) of this Section 9.

(j)                                    Lock-Up Agreement from Certain Securityholders of the Company.  On or prior to the date hereof, the Company shall have furnished to the Representative an agreement substantially in the form of Exhibit D hereto from each of the Company’s officers and directors and such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date, if any.

(k)                                 Exchange Listing.  The Securities shall have been approved for listing on the NYSE.

(l)                                     Penny Stock.  The Company shall not be subject to Rule 419 under the Securities Act and none of the Company’s outstanding securities are deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act.

(m)                             Additional Documents.  On or before the First Closing Date and each Option Closing Date, if any, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 9 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 7, Section 10, Section 11 and Section 12 shall at all times be effective and shall survive such termination.

Section 10.                                   Reimbursement of Underwriters’ Expenses.  If this Agreement is terminated by the Representative pursuant to Section 13, or if the sale to the Underwriters of the Securities on the First Closing Date (or the applicable Option Closing Date) is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (except for such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 11.                                   Indemnification.

(a)                                 Indemnification of the Underwriters by the Company.  The Company agrees to indemnify and hold harmless the Underwriters, their officers and employees, and each person, if any, who controls the Underwriters within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Underwriters or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation in accordance with Section 11(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, or any amendment thereto, including any Rule 430 Information under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse the Underwriters and each such officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by the Representative) as such expenses are reasonably incurred by the Underwriters or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statements, the Time of Sale Prospectus, any such free writing prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Representative to the Company consists of the information described in subsection (b) below.  The indemnity agreement set forth in this Section 11(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)                                 Indemnification of the Underwriters by the Selling Stockholders.  Each Selling Stockholder agrees severally, and not jointly, to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Underwriters or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, or any amendment thereto, including any Rule 430 Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each such Underwriter and each such officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by the Representative) as such expenses are reasonably incurred by the Underwriters or each such officer, employee or in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall only apply in each case to the extent but only to the extent such losses, claims, damages, liabilities, expenses or actions are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with written information relating to such Selling Stockholder furnished to the Representative by the Selling Stockholder expressly for use therein; it being understood and agreed that the only such information furnished by the Underwriters to the Company consists of the information under the caption “Selling Stockholders” in the Prospectus.  The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that any Selling Stockholder may otherwise have.  Without limiting the full extent of the Company’s agreement to indemnify the Underwriters pursuant to Section 11(a) as herein provided, the liability of each Selling Stockholders shall not exceed the aggregate gross proceeds received, but before expenses, from the sale of the Securities by such Selling Stockholder.

(c)                                  Indemnification of the Company, its Directors and Officers and the Selling Stockholders.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statements, the Selling Stockholders, and each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person, may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation in accordance with Section 11(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in (i) the Registration Statements, or any amendment thereto, including any Rule 430 Information or (ii) Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not (in the case of clause (ii), in the light of the circumstances in which they were made) misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statements, Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company or the Selling Stockholders by the Representative expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person, for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  The Company and the Selling Stockholders hereby acknowledges that the only information that the Representative has furnished to the Company and the Selling Stockholders expressly for use in the Registration Statements, Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth under the heading “Price Stabilization, Short Positions and Penalty Bids; Passive Market Making” under the caption “Underwriting and Conflicts of Interest” in the Prospectus. The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(d)                                 Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 11 or to the extent it is not prejudiced as a proximate result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(e)                                  Settlements.  The indemnifying party under this Section 11 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

Section 12.                                   Contribution.  If the indemnification provided for in Section 11 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover.  The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 11(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 11(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 12; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 11(c) for purposes of indemnification.

The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 12.

Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 12, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statements, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 13.                                   Termination of this Agreement.  The Representative, by notice given to the Company and the Selling Stockholders, shall have the right to terminate this Agreement at any time prior to the First Closing Date or to terminate the obligations of the Underwriters to purchase the Optional Shares at any time prior to the Option Closing Date, as the case may be, if at any time (a)(i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE or (ii) trading in securities generally on the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on the NYSE by the Commission or FINRA; (b) a general banking moratorium shall have been declared by any federal or New York authorities; (c) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative, is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Time of Sale Prospectus or to enforce contracts for the sale of securities; or (d) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.  Any termination pursuant to this Section 13 shall be without liability on the part of (i) the Company and the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Underwriters to the extent provided in Sections 7 and 10 hereof, (ii) any Underwriter to the Company or the Selling Stockholders, or (iii) of any party hereto to any other party except that the provisions of Section 11 and Section 12 shall at all times be effective and shall survive such termination.

Section 14.  Defaulting Underwriter.

(a) If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company and the Selling Stockholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company or the Selling Stockholders may postpone the Closing Date or the Option Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statements, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule A hereto that, pursuant to this Section 14, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Option Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Option Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company and the Selling Stockholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Option Closing Date, the obligation of the Underwriters to purchase Securities on the Option Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 14 shall be without liability on the part of the Company and the Selling Stockholders, except that the Company and the Selling Stockholders will continue to be liable for the payment of expenses as set forth in Section 7 hereof and except that the provisions of Section 14 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholders or any non-defaulting Underwriter for damages caused by its default.

Section 15.                                   Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

Section 16.                                   Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or faxed and confirmed to the parties hereto as follows:

If to the Representative:

Johnson Rice & Company L.L.C.

639 Loyola Avenue, Suite 2775

New Orleans, Louisiana 70113

Facsimile: (504) 566-0742

Attention: Joshua C. Cummings

with a copy to:

Porter Hedges LLP
1000 Main Street, 36th Floor
Houston, Texas 77002
Facsimile: (713) 226-6274
Attention: Robert G. Reedy

If to the Company:

Sanchez Energy Corporation
1111 Bagby, Suite 1600

Houston, Texas 77002
Facsimile: (713) 756-2784
Attention: Antonio R. Sanchez, III

with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, Texas 77002
Facsimile: (713) 236-0822
Attention: David P. Elder

If to the Selling Stockholders:

To the address specified in Schedule B hereto

with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, Texas 77002
Facsimile: (713) 236-0822
Attention: David P. Elder

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 17.                                   Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 14, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 11 and Section 12, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any purchaser of the Securities as such from the Underwriters merely by reason of such purchase.

Section 18.                                   Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 19.                                   Governing Law Provisions.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the

Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.  With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

Section 20.                                   Entire Agreement; Execution in Counterpart.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Section 21. No Fiduciary Relationship. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 11 and the contribution provisions of Section 12, and is fully informed regarding said provisions.  Each of the parties hereto further acknowledges that the provisions of Sections 11 and 12 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statements, the Time of Sale Prospectus, each free writing prospectus, the Preliminary Prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a fiduciary to, or an agent of, the Company or any other person.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

Section 22. Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Representative the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

SANCHEZ ENERGY CORPORATION

By:	/s/ Michael G. Long
Name:	Michael G. Long
Title:	Executive Vice President and Chief Financial Officer

SELLING STOCKHOLDERS

TAEP SECURITY TRUST

By:	US Trust Co. of Texas (Bank of America), as Trustee

By:	/s/ Scott Davis
Name:	Scott Davis
Title:	Trust Officer

By:	/s/ Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	Trustee

SANCHEZ OIL & GAS CORPORATION

By:	/s/ Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	President

A.R. SANCHEZ, JR.

/s/ A. R. Sanchez, Jr.

Signature Page to Underwriting Agreement

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

JOHNSON RICE & COMPANY L.L.C.
As representative of the several underwriters

By:	/s/ Joshua C. Cummings
Name:	Joshua C. Cummings
Title:	Equity Member

Signature Page to Underwriting Agreement

SCHEDULE A

Schedule of Underwriters

Name	Number of Shares

Johnson Rice & Company L.L.C.	1,675,000

RBC Capital Markets, LLC	1,150,000

Credit Suisse Securities (USA) LLC	800,000

Capital One Southcoast, Inc.	250,000

SunTrust Robinson Humphrey, Inc.	250,000

Canaccord Genuity, Inc.	125,000

Global Hunter Securities, LLC	125,000

IBERIA Capital Partners L.L.C.	125,000

Macquarie Capital (USA) Inc.	125,000

Northland Securities, Inc.	125,000

Simmons & Company International	125,000

Stifel, Nicolaus & Company, Incorporated	125,000

TOTAL	5,000,000

SCHEDULE B

Schedule of Selling Stockholders

Name	Number of Shares

Sanchez Oil & Gas Corporation	375,000

A.R. Sanchez, Jr.	325,000

TAEP Security Trust	50,000

TOTAL	750,000

SCHEDULE C

Schedule of Information and Free Writing Prospectuses included in the Time of Sale Prospectus

Free Writing Prospectus dated June 12, 2014

SCHEDULE D

Other Information

None

SCHEDULE E

Subsidiaries

SEP Holdings III, LLC	Delaware

SN Marquis LLC	Delaware

SN Cotulla Assets, LLC	Texas

SN Midstream, LLC	Delaware

SN Operating, LLC	Texas

SN TMS, LLC	Delaware

SN Catarina, LLC	Delaware

EXHIBIT A

FORM OF OPINION OF AKIN GUMP STRAUSS HAUER & FELD LLP

1.                                      The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, the jurisdiction of its incorporation, and is duly qualified and is in good standing as a foreign corporation in each jurisdiction listed on Schedule 2 hereto.  Each Subsidiary listed on Schedule 2 hereto is validly existing as a limited liability company in good standing (or in the case of SN Cotulla Assets, LLC, with the right to transact business in the State of Texas) under the laws of the state of formation listed on Schedule 2 hereto, the jurisdiction of its formation, and is duly qualified and is in good standing (or, in the case of SEP Holdings III, LLC and SN Marquis LLC with respect to the State of Texas, with the right to transact business in the State of Texas) as a foreign entity in each jurisdiction listed on Schedule 2 hereto.

2.                                      The Company has the corporate power and authority to own, lease, hold and operate its properties and to conduct its business, in all material respects, as described in the Disclosure Package and the Final Prospectus, and to execute and deliver the Underwriting Agreement and perform its obligations under the Underwriting Agreement.  Each Subsidiary listed on Schedule 2 has the limited liability company power and authority to own, lease, hold and operate its properties and to conduct its business, in all material respects, as described in the Disclosure Package and the Final Prospectus.

3.                                      (a)  The Firm Shares have been duly authorized and, when issued and delivered by the Company to the Underwriters against payment therefor in accordance with the Underwriting Agreement, will have been validly issued and will be fully paid and nonassessable.  (b)  In the case of Firm Shares evidenced by stock certificates, the certificates for such Firm Shares are in a form that complies in all material respects with applicable statutory requirements of Delaware General Corporation Law.

4.                                      (a)  The authorized capital stock of the Company consists of (i) 150,000,000 shares of Common Stock and (ii) 15,000,000 shares of preferred stock, par value $0.01 per share.  (b)  The Common Stock conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus.

5.                                      Except as described in the Disclosure Package and the Final Prospectus, or, in the case of options to purchase, other rights to subscribe or to purchase and preemptive rights, created by the Constitutive Documents of the Company, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase any equity interest in the Company (including the Firm Shares) pursuant to any Constitutive Document of the Company, any Material Agreement or the Delaware General Corporation Law.

6.                                      The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Company.  The Underwriting Agreement has been duly executed and delivered by the Company.

7.                                      The Company Registration Statement was declared effective on January 14, 2013 and the Selling Stockholder Registration Statement became effective under the Securities Act on June 11, 2014.  To our knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued and no proceedings for that purpose are pending before the Commission.  The filing of the Prospectus pursuant to Rule 424 under the Securities Act was made in the manner and within the time period required by such rule.  The Form 8-A relating to the class of securities consisting of the Common Stock has become effective under the Exchange Act.

8.                                      The statements included in the Disclosure Package and the Final Prospectus under the captions “Risk Factors—Risks Related to Our Business—We are subject to complex federal, state, local and other laws and regulations that could adversely affect the cost, manner or feasibility of conducting our operations. In addition, the third parties on whom we rely on for gathering and transportation services are also subject to complex federal, state and other laws that could adversely affect the cost, manner or feasibility of conducting our business,” “Description of Capital Stock,” and “Material Tax Consequences” insofar as they purport to summarize any agreement, statute or regulation or refer to statements of law or legal conclusions, are accurate and fair summaries in all material respects, subject to the qualifications and assumptions stated therein.

9.                                      No filing, authorization, approval, consent, license, order, registration, qualification or decree (“Consent”) of or with any Federal or state governmental authority or agency under the Included Laws (as defined below) is required in connection with the offering, issuance or sale by the Company of the Firm Shares, the due execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations under the Underwriting Agreement except for (a) such Consents that have been obtained or made, (b) such Consents required under Federal and state securities laws or blue sky laws and (c) Consents with respect to the Commission required in the performance by the Company of its obligations under Section 5 of the Underwriting Agreement.

10.                               The execution and delivery of the Underwriting Agreement by the Company do not and the performance by the Company of its obligations under the Underwriting Agreement will not, (a) whether with or without the giving of notice or passage of time, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any Material Agreement, (b) result in a violation of the Constitutive Documents of the Company, (c) result in the violation of any law, rule or regulation of any Included Law, or (d) result in any violation of any order, writ, judgment or decree of any governmental authority, except in the case of clause (a) as could not reasonably be expected to result in a Material Adverse Change.

11.                               The Company is not, and after giving effect to the Offering and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the Final Prospectus, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

12.                               (a)  Each of the Registration Statements, as of the date of the Underwriting Agreement, the Disclosure Package, as of the date of the Pre-Pricing Preliminary Prospectus, and the Final Prospectus (as of its date), appeared on its face to be appropriately responsive in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, except that we express no opinion in this sentence as to (i) the financial statements, financial schedules and other financial, accounting and statistical data and oil and gas reserve information contained or incorporated by reference therein or omitted therefrom and (ii)  the antifraud provisions of the U.S. federal securities laws and the rules and regulations promulgated under such provisions.

(b) We have no knowledge of any documents that are required to be filed under the Securities Act and the applicable rules and regulations thereunder (but are not filed as so required in all material respects) as exhibits to the Registration Statements, or of any documents that are required under the Securities Act and the applicable rules and regulations thereunder to be summarized (but are not summarized as so required in all material respects) in the Disclosure Package or the Final Prospectus, except, in each case, we express no opinion in this sentence as to (i) the antifraud provisions of the U.S. federal securities laws and the rules and regulations promulgated under such provisions and (ii) the financial statements, financial schedules and other financial, accounting and statistical data and oil and gas reserve information so required to be filed or summarized.

(c) Each of the periodic and current reports filed by the Company under the Exchange Act, to the extent incorporated by reference in the Disclosure Package and the Final Prospectus (except the financial statements, financial schedules and other financial, accounting and statistical data or oil and gas reserve information, contained or incorporated by reference in, or omitted from, such reports, as to which we express no view), at the time it was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated by the Commission thereunder, except that we express no view as to the antifraud provisions of the Exchange Act and the rules and regulations promulgated under such provisions.

For purposes of this letter, we have assumed the information in the Final Prospectus Supplement of the type referred to in Rule 430B(f)(1) of the General Rules and Regulations under the Securities Act was deemed to be a part of and included in the Registration Statements pursuant to such Rule 430B(f)(1) as of the date of the Underwriting Agreement.  Our identification of documents and information as part of the Disclosure Package has been at your request and with your approval.  Such identification is for the limited purpose of making the statements set forth in this letter and is not the expression of a view by us as to whether any such information has been or should have been conveyed to investors generally or to any particular investors at any particular time or in any particular manner.

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical data or oil and gas reserve information, and because many determinations involved in the preparation of the Registration Statements, the Disclosure Package and the Final Prospectus are of a wholly or partially non-legal character, except as expressly set forth in paragraphs 4(b) and 8 of this letter, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statements, the Disclosure Package and the Final Prospectus and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements.

However, in the course of our acting as counsel to the Company in connection with the preparation of the Registration Statements, the Disclosure Package and the Final Prospectus, we have reviewed each such document and have participated in conferences and telephone conversations with representatives of the Company, representatives of the independent public accountants for the Company, representatives of the independent reserve engineers for the Company, representatives of the Underwriters and representatives of the Underwriters’ counsel, during which conferences and conversations the contents of such documents and related matters were discussed.

Subject to the foregoing, on the basis of the information we gained in the course of our participation in such conferences and conversations and our review of such documents, we confirm to you that no facts have come to our attention that cause us to believe that (i) either of the Registration Statements, as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, as of 8:00 AM (New York time) on June 13, 2014 (which you have informed us is a time prior to the time of the first sale of the Firm Shares by any Underwriter), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or (iii) the Final Prospectus, as of its date and as of the First Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in the case of each of clauses (i)-(iii) above, we do not express any view as to the financial statements, financial schedules and other financial, accounting and statistical data and oil and gas reserve information contained or incorporated by reference therein or omitted therefrom.

EXHIBIT B

FORM OF OPINION OF ALFREDO GUTIERREZ

1.              I know of no legal or governmental actions, suits, proceedings, claims or investigations pending, threatened or contemplated to which the Company, any Subsidiary or any of their respective directors or officers is party or of which any property of the Company or any Subsidiary is the subject that would be required by the Securities Act to be described in the Registration Statements, the Pre-Pricing Preliminary Prospectus or the Final Prospectus that are not described as required.

2.              To my knowledge, there are no legal or governmental proceedings pending, threatened or contemplated to which the Company is a party that challenge the validity or enforceability, or seek to enjoin the performance by the Company, of the Underwriting Agreement.

Negative Assurance

For purposes of this letter, I have assumed the information in the Prospectus Supplement of the type referred to in Rule 430B(f)(1) of the General Rules and Regulations under the Securities Act was deemed to be a part of and included in the Registration Statements pursuant to such Rule 430B(f)(1) as of the date of the Underwriting Agreement.  My identification of documents and information as part of the Disclosure Package has been at your request and with your approval.  Such identification is for the limited purpose of making the statements set forth in this letter and is not the expression of a view by me as to whether any such information has been or should have been conveyed to investors generally or to any particular investors at any particular time or in any particular manner.

Because the primary purpose of my involvement with the Offering was not to establish or confirm factual matters or financial, accounting, statistical data or oil and gas reserve information, and because many determinations involved in the preparation of the Registration Statements, the Disclosure Package and the Final Prospectus are of a wholly or partially non-legal character, I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements, the Disclosure Package and the Final Prospectus and I make no representation that I have independently verified the accuracy, completeness or fairness of such statements.

In the course of my acting as Counsel to SOG in connection with the preparation of the Registration Statements, the Disclosure Package and the Final Prospectus, I have reviewed each of such documents and have participated in conferences and telephone conversations with representatives of the Company, representatives of the independent public accountants for the Company, representatives of the independent reserve engineers for the Company, representatives of the Underwriters and representatives of the Underwriters’ counsel, during which conferences and conversations the contents of such documents and related matters were discussed.

Subject to the foregoing, on the basis of the information I have gained in the course of any participation in such conferences and conversations and my review of such documents, I confirm to you that no facts have come to my attention that cause me to believe that (i) either of the Registration Statements, as of the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, as of 8:00 AM (New York time) on June 13, 2014 (which you have informed me is a time prior to the time of the first sale of the Firm Shares by any Underwriter), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or (iii) the Final Prospectus, as of its date and as of the First Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in the case of each of clauses (i)-(iii) above, I do not express any view as to the financial statements, financial schedules and other financial, accounting and statistical data and oil and gas reserve information contained or incorporated by reference therein or omitted therefrom.

EXHIBIT C

FORM OF OPINION OF COUNSEL

1.              Each of Sanchez Oil & Gas Corporation and TAEP Security Trust has the requisite entity power and authority to execute and deliver and perform its obligations under the Underwriting Agreement and the Custody Agreement.

2.              The execution and delivery of the Underwriting Agreement and the Custody Agreement by each of Sanchez Oil & Gas Corporation and TAEP Security Trust, and the performance by each of Sanchez Oil & Gas Corporation and TAEP Security Trust of its respective obligations thereunder have been duly authorized by all requisite entity action on the part of each such Selling Stockholder. The Underwriting Agreement and the Custody Agreement have been duly executed and delivered by each of the Selling Stockholders.

3.              The execution and delivery of the Underwriting Agreement and the Custody Agreement by the Selling Stockholders do not and the performance by each Selling Stockholder of its respective obligations under the Underwriting Agreement and Custody Agreement will not, (a) result in a violation of the Constitutive Documents of either of Sanchez Oil & Gas Corporation or TAEP Security Trust or (b) result in the violation of any law, rule or regulation of any Included Law.

4.              No filing, authorization, approval, consent, license, order, registration, qualification or decree (“Consent”) of or with any Federal or state governmental authority or agency under the Included Laws (as defined in the opinion) is required in connection with the offering, issuance or sale by each of the Selling Stockholders of the Securities to be offered, issued and sold by each such Selling Stockholder, the due execution and delivery of the Underwriting Agreement and the Custody Agreement by each Selling Stockholder and the performance by each Selling Stockholder of its respective obligations under the Underwriting Agreement and the Custody Agreement except for (a) such Consents that have been obtained or made, (b) such Consents required under Federal and state securities laws or blue sky laws and (c) Consents with respect to the Commission required in the performance by the Company of its obligations under Section 5 of the Underwriting Agreement.

5.              Upon (i) delivery to and receipt by DTC (and registration of DTC as the registered owner) of the Securities to be sold by the Selling Stockholders to each Underwriter pursuant to the Underwriting Agreement, (ii) payment of the consideration for such Securities by such Underwriter as provided in the Underwriting Agreement and (iii) indication by DTC in its records by book entry that such Securities have been credited solely to the securities account or accounts of such Underwriter at DTC, (x) DTC will acquire all rights the transferor had or had power to transfer in such Securities and will be a “protected purchaser” thereof to the extent DTC’s rights are governed by Article 8 of the UCC (as defined below), and (y) such Underwriter will have acquired a valid security entitlement thereto and, to the extent governed by Article 8 of the UCC, an action based on an adverse claim thereto may not be asserted against such Underwriter, assuming that DTC has no notice of an adverse claim to such Securities and such Underwriter has no notice of an adverse claim to such security entitlement. With respect to the foregoing opinion, (x) the terms “adverse claim”, “delivery”, “notice of an adverse claim”, “protected purchaser”, “registered owner”, “securities account”, “entitlement holder” and “security entitlement” have the respective meanings ascribed thereto in Article 8 of the Uniform Commercial Code of New York or the Uniform Commercial Code of Delaware, as applicable (the “UCC”); (y) we have assumed that (i) the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the

UCC) with respect to DTC is the State of New York, (ii) DTC is a “clearing corporation” within the meaning of Section 8-102(a)(5) of the UCC and (iii) the “issuer’s jurisdiction” (within the meaning of Section 8-110 of the UCC) with respect to the Company is Delaware; and (z) we call to your attention that an entitlement holder’s interest with respect to any financial asset in a securities account at DTC (A) is limited under Section 8-503(b) of the UCC to a pro rata interest in all interests in that financial asset so held by DTC, (B) may be enforced against DTC only by exercise of the entitlement holder’s rights under Sections 8-505 through 8-508 of the UCC and (C) is subject to the prior rights of creditors of DTC in certain circumstances as specified in Section 8-511 of the UCC.

With respect to the opinion in paragraph (2) and paragraph (4), counsel may rely, as to the identity of, and signature and delivery of the Underwriting Agreement and Custody Agreement by, A.R. Sanchez, Jr., on certificates of notaries public of the State of Texas, attached to such opinion.  With respect to the opinions in paragraph (2) and paragraph (4), counsel may rely on a certificate of A.R. Sanchez, Jr. to the effect, and may assume, that A.R. Sanchez, Jr. is not party to any bankruptcy, divorce or other proceeding requiring consent of any Governmental Authority for the disposition of its assets.  With respect to the opinion in paragraph (2) and paragraph (4), counsel may assume the corporate or other power and due authorization of any trustee of the trust that is not a natural person to execute and deliver the relevant transaction documents and to consummate the transactions contemplated thereby and due execution and delivery by such trustee.

EXHIBIT D

Form of Lock-Up Agreement

, 2014

Johnson Rice & Company L.L.C.
639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113

As Representative of the several

Underwriters

RE:                           Sanchez Energy Corporation (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, par value $.01 per share, of the Company (“Shares”) or securities convertible into or exchangeable or exercisable for Shares.  The Company proposes to carry out a public offering of Shares (the “Offering”) for which you will act as the representative of the several underwriters.  The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company.  The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into an underwriting arrangement with the Company with respect to the Offering.  Capitalized terms used, but not defined, in this agreement shall have the meaning given to such terms in the Underwriting Agreement to be entered into between Johnson Rice & Company L.L.C., as representative of the several underwriters named therein (the “Representative”), and the Company (the “Underwriting Agreement”).

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, and will cause any spouse or immediate family member of the undersigned or such person living in the undersigned’s household (a “Family Member”) not to, without your prior written consent, which consent may be withheld in your sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enter into a swap or other derivatives transaction that transfers to another, in whole or in part, any economic benefits or risk of ownership of such Shares, or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Prospectus (the “Lock-Up Period”); provided, that if at any time during the Lock-up Period the Company ceases to be an “emerging growth company,” as defined in Section 2(a) of the Securities Act, and if (A) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless you waive, in writing, such extension, except that such extension will not apply if (i) at the expiration of the Lock-up Period, the Shares are “actively traded securities” (as defined in Securities Exchange Commission Regulation M) and (ii) the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by NASD Rule 2711(f)(4) of the FINRA Manual.  The foregoing sentence shall not apply (a) to bona fide gifts, provided the recipient thereof agrees in writing to be bound by the terms of this letter agreement for the remainder of the Lock-Up Period, (b) to dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this letter agreement for the remainder of the Lock-Up Period, (c) to the pledge of any Shares or other securities to secure loans to such persons or entities in connection with any financing transaction to which such persons or entities are parties, provided that such Shares or other securities may not be sold or disposed of in connection with the exercise by the lender of any remedies as a secured party until the expiration of the Lock-Up Period, (d) to distributions to members, stockholders or partners provided that the recipient of such Shares or other securities agrees to be bound by the terms of this letter agreement for the remainder of the Lock-Up Period, or (e) in connection with the vesting of any Shares or other securities issued under restricted stock awards (including a disposition of Shares to satisfy tax withholding obligations upon vesting) or the exercise of options (provided that any such securities received upon exercise shall be subject to the provisions of this letter agreement for the remainder of the Lock-Up Period).  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.  In addition, notwithstanding this letter agreement, the undersigned may sell securities of the Company acquired in the open market after the closing of the Offering, so long as such sale does not require any filing with the Securities and Exchange Commission or regulatory body or any public announcement, under the Securities Exchange Act of 1934, as amended, or otherwise.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned except in compliance with the foregoing restrictions.  In furtherance of the forgoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Representative of the several Underwriters, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.  In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

It is understood that, if the Underwriting Agreement (as defined above) does not become effective or is not executed and delivered by the parties thereto by                 , 2014, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned shall be automatically released from all obligations under this letter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.  This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

The undersigned acknowledges and agrees that whether or not any Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between you and the Company.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing

(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf
of an entity)